Exhibit 99.2
FOR IMMEDIATE RELEASE
January 27, 2010
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR 2009
DALLAS – January 27, 2010 – Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the fourth quarter and full year of 2009.
•	Loans held for investment increased 4% and total loans increased 6% on a linked quarter basis and grew 11% and 14%, respectively, from Q4 2008

•	Demand deposits grew 12% and total deposits increased 5% on a linked quarter basis and grew 53% and 24%, respectively, from Q4 2008

•	Net income before preferred dividends decreased 2% for the year, increased 84% for the quarter and increased 20% on a linked quarter basis

•	Higher average shares outstanding, the impact of the preferred dividend for 2009 and a 2% decrease in net income before preferred dividends contributed to a decrease of 38% in EPS for 2009 compared to 2008

•	EPS increased 64% for the fourth quarter of 2009 as compared to the same quarter of 2008 and 20% on a linked quarter basis
“We are pleased to announce our 2009 results. Despite economic conditions and challenges experienced in the industry this year, we are pleased with the improvements in our core earnings,” said George Jones, CEO. “In addition, because of that earnings power and our strong capital position, we have been able to take advantage of market opportunities, as evidenced by our very strong growth in loans and deposits.”
FINANCIAL SUMMARY

(dollars and shares in thousands)	2009	2008	%Change
ANNUAL OPERATING RESULTS
Net Income(1)	$24,387	$24,882	(2)%
Net Income Available to Common Shareholders(1)	$19,004	$24,882	(24)%
Diluted EPS(1)	$.55	$.89	(38)%
ROA(1)	.46%	.55%
ROE(1)	5.15%	7.46%
Diluted Shares	34,410	28,049

	Q4 2009	Q4 2008	%Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$6,427	$3,487	84%
Diluted EPS(1)	$.18	$.11	64%
ROA(1)	.47%	.29%
ROE(1)	5.26%	3.61%
Diluted Shares	36,311	31,038

BALANCE SHEET
Total Assets(1)	$5,698,318	$5,141,034	11%
Demand Deposits	899,492	587,161	53%
Total Deposits	4,120,725	3,333,187	24%
Loans Held for Investment	4,457,293	4,027,871	11%
Total Loans(1)	5,150,797	4,524,222	14%
Stockholders’ Equity	481,360	387,073	24%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $24.4 million for the year ended December 31, 2009 and $6.4 million for the fourth quarter of 2009, compared to $24.9 million and $3.5 million for the year ended and fourth quarter of 2008. Net income available to common shareholders from continuing operations was $19.0 million for the year ended December 31, 2009 and $6.4 million for the fourth quarter of 2009 compared to $24.9 million and $3.5 million for the year ended and fourth quarter of 2008, respectively. On a fully diluted basis, earnings per common share from continuing operations were $.55 for the year ended December 31, 2009 and $.18 for the three months ended December 31, 2009, compared to $.89 for 2008 and $.11 for the same periods last year. Shares for 2009 were affected by the issuance of 4.6 million shares in May 2009. The dividend paid on preferred stock during the first half of 2009 had the effect of reducing EPS by $0.16 per share. The discussion below relates only to continuing operations.
Return on average equity was 5.15 percent and return on average assets was .46 percent for 2009, compared to 7.46 percent and .55 percent, respectively for 2008. Return on average equity was 5.26 percent and return on average assets was .47 percent for the fourth quarter of 2009, compared to 3.61 percent and .29 percent, respectively for the fourth quarter of 2008.
The net interest margin in the fourth quarter of 2009 was 4.21 percent, an 80 basis point increase from the fourth quarter of 2008 and a 15 basis point increase from the third quarter of 2009 due to low funding costs and our ability to maintain and improve spreads on our loans. Net interest income was $55.2 million for the fourth quarter of 2009, compared to $38.7 million for the fourth quarter of 2008. The increase was due to an increase in average earning assets of $667.5 million over levels reported in the fourth quarter of 2008. The increase in average earning assets included a $509.1 million increase in average loans held for investment and an increase of $285.4 million in average loans held for sale, offset by a decrease of $86.6 million in average securities.
Average total deposits increased by $869.3 million from the fourth quarter of 2008 and increased by $253.3 million from the third quarter of 2009. For the same periods, the average balance of demand deposits increased by $347.8 million, or 61 percent, to $914.3 million from $566.5 million during the fourth quarter of 2008 and increased $149.7 million, or 20 percent, from the third quarter of 2009.
As a result of the overall economic downturn, we have experienced increases in levels of non-performing assets and exposure to credit losses during 2009. Provision for loan losses, valuation allowance and direct write-downs related to other real estate owned (“OREO”) totaled $16.1 million in fourth quarter of 2009 compared to $11.0 million in the fourth quarter of 2008 and $15.7 million in the third quarter of 2009. The Company recorded a $10.5 million provision for loan losses in the fourth quarter of 2009, compared to $11.0 million in the fourth quarter of 2008 and $13.5 million in the third quarter of 2009. The fourth quarter provision resulted in an increase in the reserve to 1.52 percent of loans held for investment as compared to 1.13 percent at December 31, 2008, and 1.53 percent at the end of the third quarter of 2009. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the fourth quarter of 2009, net charge-offs were $8.0 million, compared to net charge-offs of $5.2 million in the fourth quarter of 2008 and net charge-offs of $2.0 million in the third quarter of 2009. Non-accrual loans were $95.6 million, or 2.15 percent, of loans at the end of the fourth quarter of 2009, compared to $47.5 million, or 1.18 percent of loans at the end of the fourth quarter of 2008, and $85.3 million, or 1.99 percent of loans at the end of the third quarter of 2009. At December 31, 2009, total OREO was $27.3 million compared to $25.9 million at the end of the fourth quarter of 2008, and $34.7 million at the end of the third quarter of 2009. The balance of $27.3 million at December 31, 2009 is stated net of a $6.6 million valuation allowance, for which we incurred a non-interest expense of $4.4 million during the fourth quarter of 2009. We also incurred an additional $1.2 million in direct OREO write-downs during the fourth quarter of 2009.
Non-interest income for the fourth quarter of 2009 increased $1.8 million, or 30 percent, to $7.8 million from $6.0 million in the fourth quarter of 2008. The increase is primarily related to a $1.1 million increase in brokered loan fees and a $357,000 increase in service charge income.

Non-interest expense for the fourth quarter of 2009 increased $14.4 million, or 51 percent, to $42.8 million from $28.4 million in the fourth quarter of 2008. The increase is primarily related to a $4.9 million increase in salaries and employee benefits to $19.6 million from $14.7 million, which was primarily due to general business growth. Allowance and other carrying costs for OREO expense increased $5.5 million to $6.4 million related to deteriorating values of assets held in OREO. Of the $6.4 million expense, $4.4 million was related to increasing the valuation allowance and $1.2 million related to direct write-downs of the OREO balance. The expense related to the valuation allowance increased our efficiency ratio from 59.1 percent to 68.0 percent for the fourth quarter. Additionally, FDIC assessment expense increased $1.3 million from the fourth quarter 2008.
Stockholders’ equity increased by 24 percent from $387.1 million at December 2008 to $481.4 million at December 2009. Contributing to the increase was retained net income and proceeds of sales of common stock. The Bank is well capitalized under regulatory guidelines and at December 31, 2009, the Company’s ratio of tangible common equity to total tangible assets was 8.2 percent.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
(Dollars in thousands except per share data)	2009	2009	2009	2009	2008

CONSOLIDATED STATEMENT OF INCOME
Interest income	$65,137	$62,197	$60,013	$55,806	$58,873
Interest expense	10,031	10,631	11,211	14,589	20,161

Net interest income	55,106	51,566	48,802	41,217	38,712
Provision for loan losses	10,500	13,500	11,000	8,500	11,000

Net interest income after provision for loan losses	44,606	38,066	37,802	32,717	27,712
Non-interest income	7,811	7,133	7,416	6,900	5,950
Non-interest expense	42,796	37,067	35,373	30,306	28,443

Income from continuing operations before income taxes	9,621	8,132	9,845	9,311	5,219
Income tax expense	3,194	2,779	3,363	3,186	1,732

Income from continuing operations	6,427	5,353	6,482	6,125	3,487
Loss from discontinued operations (after-tax)	(55)	(41)	(44)	(95)	(100)

Net income	6,372	5,312	6,438	6,030	3,387
Preferred stock dividends	–	–	4,453	930	–

Net income available to common shareholders	$6,372	$5,312	$1,985	$5,100	$3,387

Diluted EPS from continuing operations	$.18	$.15	$.06	$.17	$.11
Diluted EPS	$.18	$.15	$.06	$.16	$.11

Diluted shares	36,311,306	36,303,975	33,866,237	31,072,444	31,037,610

CONSOLIDATED BALANCE SHEET DATA
Total assets	$5,698,318	$5,320,401	$5,306,407	$5,012,513	$5,141,034
Loans held for investment	4,457,293	4,290,453	4,211,304	4,019,247	4,027,871
Loans held for sale	693,504	549,787	544,652	426,982	496,351
Securities	266,128	285,869	308,187	361,898	378,752
Demand deposits	899,492	802,692	730,034	608,939	587,161
Total deposits	4,120,725	3,916,568	3,643,582	3,010,960	3,333,187
Other borrowings	957,029	790,192	1,059,572	1,386,783	1,280,607
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	481,360	474,044	464,026	471,990	387,073

End of period shares	35,919,941	35,802,485	35,688,661	31,014,575	30,971,189
Book value (excluding securities gains/losses)	$13.23	$13.05	$12.87	$12.64	$12.44
Tangible book value (excluding securities gains/losses)	$12.96	$12.84	$12.66	$12.39	$12.19

SELECTED FINANCIAL RATIOS
From continuing operations:
Net interest margin	4.21%	4.06%	3.88%	3.39%	3.41%
Return on average assets	.47%	.40%	.49%	.48%	.29%
Return on average equity	5.26%	4.46%	5.45%	5.44%	3.61%
Non-interest income to earning assets	.59%	.56%	.59%	.56%	.52%
Efficiency ratio	68.0%	63.1%	62.9%	63.0%	63.7%
Efficiency ratio (excluding ORE valuation/write-down)	59.1%	59.4%	62.9%	63.0%	63.7%
Non-interest expense to earning assets	3.26%	2.91%	2.80%	2.48%	2.49%
From consolidated:
Net interest margin	4.21%	4.06%	3.88%	3.39%	3.41%
Return on average assets	.46%	.40%	.48%	.47%	.28%
Return on average equity	5.21%	4.43%	5.41%	5.36%	3.50%

Tangible common equity to total tangible assets	8.2%	8.7%	8.6%	7.8%	7.4%
Tier 1 capital ratio	10.7%	11.2%	11.2%	11.9%	10.0%
Total capital ratio	12.0%	12.5%	12.3%	13.0%	10.9%
Tier 1 leverage ratio	10.5%	10.8%	10.6%	11.0%	10.2%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31,	December 31,	%
(Dollars in thousands)	2009	2008	Change

Assets
Cash and due from banks	$80,459	$77,887	3%
Federal funds sold	44,980	4,140	N/M
Securities, available-for-sale	266,128	378,752	(30)%
Loans held for sale	693,504	496,351	40%
Loans held for sale from discontinued operations	586	648	(10)%
Loans held for investment (net of unearned income)	4,457,293	4,027,871	11%
Less: Allowance for loan losses	67,931	45,365	50%

Loans held for investment, net	4,389,362	3,982,506	10%
Premises and equipment, net	11,189	9,467	18%
Accrued interest receivable and other assets	202,890	184,242	10%
Goodwill and intangibles, net	9,806	7,689	28%

Total assets	$5,698,904	$5,141,682	11%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$899,492	$587,161	53%
Interest bearing	2,837,163	2,245,991	26%
Interest bearing in foreign branches	384,070	500,035	(23)%

Total deposits	4,120,725	3,333,187	24%

Accrued interest payable	2,468	6,421	(62)%
Other liabilities	23,916	20,988	14%
Federal funds purchased	580,519	350,155	66%
Repurchase agreements	25,070	77,732	(68)%
Other short-term borrowings	351,440	812,720	(57)%
Long-term borrowings	—	40,000	(100)%
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	5,217,544	4,754,609	10%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 35,919,941 and 30,971,189 at December 31, 2009 and 2008, respectively	359	310	16%
Additional paid-in capital	326,224	255,051	28%
Retained earnings	148,620	129,851	14%
Treasury stock (shares at cost: 417 at December 31, 2009 and 84,691 at December 31, 2008)	(8)	(581)	(99)%
Deferred compensation	—	573	(100)%
Accumulated other comprehensive income, net of taxes	6,165	1,869	N/M

Total stockholders’ equity	481,360	387,073	24%

Total liabilities and stockholders’ equity	$5,698,904	$5,141,682	11%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
(Dollars in thousands except per share data)	2009	2008	2009	2008

Interest income
Interest and fees on loans	$62,174	$54,814	$229,500	$231,009
Securities	2,957	4,031	13,578	17,722
Federal funds sold	2	27	31	168
Deposits in other banks	4	1	44	31

Total interest income	65,137	58,873	243,153	248,930
Interest expense
Deposits	8,560	16,075	37,824	72,852
Federal funds purchased	460	1,046	2,404	8,232
Repurchase agreements	11	79	53	541
Other borrowings	76	1,353	1,949	9,123
Trust preferred subordinated debentures	924	1,608	4,232	6,445

Total interest expense	10,031	20,161	46,462	97,193

Net interest income	55,106	38,712	196,691	151,737
Provision for loan losses	10,500	11,000	43,500	26,750

Net interest income after provision for loan losses	44,606	27,712	153,191	124,987
Non-interest income
Service charges on deposit accounts	1,490	1,133	6,287	4,699
Trust fee income	979	1,036	3,815	4,692
Bank owned life insurance (BOLI) income	464	315	1,579	1,240
Brokered loan fees	2,221	1,074	9,043	3,242
Equipment rental income	1,357	1,482	5,557	5,995
Other	1,300	910	2,979	2,602

Total non-interest income	7,811	5,950	29,260	22,470
Non-interest expense
Salaries and employee benefits	19,631	14,688	73,419	61,438
Net occupancy expense	2,986	2,534	12,291	9,631
Leased equipment depreciation	1,031	1,142	4,319	4,667
Marketing	1,119	882	3,034	2,729
Legal and professional	3,030	2,793	11,846	9,622
Communications and data processing	993	832	3,743	3,314
FDIC insurance assessment	1,972	643	8,464	1,797
Allowance and other carrying costs for OREO	6,377	873	10,345	1,541
Other	5,657	4,056	18,081	14,912

Total non-interest expense	42,796	28,443	145,542	109,651

Income from continuing operations before income taxes	9,621	5,219	36,909	37,806
Income tax expense	3,194	1,732	12,522	12,924

Income from continuing operations	6,427	3,487	24,387	24,882
Loss from discontinued operations (after-tax)	(55)	(100)	(235)	(616)

Net income	6,372	3,387	24,152	24,266
Preferred stock dividends	—	—	5,383	—

Net income available to common stockholders	$6,372	$3,387	$18,769	$24,266

Basic earnings per common share:
Income from continuing operations	$.18	$.11	$.56	$.89
Net income	$.18	$.11	$.55	$.87

Diluted earnings per common share:
Income from continuing operations	$.18	$.11	$.55	$.89
Net income	$.18	$.11	$.55	$.87

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
(Dollars in thousands)	2009	2009	2009	2009	2008

Reserve for loan losses:
Beginning balance	$65,818	$54,286	$50,145	$45,365	$39,511
Loans charged-off:
Commercial	2,098	115	92	1,695	535
Real estate – construction	4,051	576	1,821	60	1,195
Real estate – term	1,971	1,239	1,250	236	3,432
Consumer	3	80	—	419	64
Leases	—	72	3,724	226	—

Total	8,123	2,082	6,887	2,636	5,226
Recoveries:
Commercial	34	21	48	21	43
Real estate – construction	6	—	—	7	—
Real estate – term	53	—	—	—	20
Consumer	7	16	5	—	—
Leases	34	20	—	—	—

Total recoveries	134	57	53	28	63

Net charge-offs	7,989	2,025	6,834	2,608	5,163
Provision for loan losses	10,102	13,557	10,975	7,388	11,017

Ending balance	$67,931	$65,818	$54,286	$50,145	$45,365

Reserve for off-balance sheet credit losses:
Beginning balance	$2,550	$2,607	$2,582	$1,470	$1,487
Provision for off-balance sheet credit losses	398	(57)	25	1,112	(17)

Ending balance	$2,948	$2,550	$2,607	$2,582	$1,470

Total provision for credit losses	$10,500	$13,500	$11,000	$8,500	$11,000

Reserve to loans held for investment(2)	1.52%	1.53%	1.29%	1.25%	1.13%
Reserve to average loans held for investment(2)	1.55%	1.54%	1.32%	1.25%	1.17%
Net charge-offs to average loans(1)(2)	.72%	.19%	.66%	.26%	.53%
Net charge-offs to average loans for last twelve months(1)(2)	.46%	.41%	.41%	.34%	.35%
Total provision for credit losses to average loans(1)(2)	.95%	1.26%	1.07%	.76%	1.13%
Combined reserves for credit losses to loans held for investment(2)	1.59%	1.59%	1.35%	1.31%	1.16%

Non-performing assets (NPAs): (4)
Non-accrual loans	$95,625	$85,270	$49,592	$50,683	$47,499
Other real estate owned (OREO) (5)	27,264	34,671	31,404	27,501	25,904

Total	$122,889	$119,941	$80,996	$78,184	$73,403

Non-accrual loans to loans(2)	2.15%	1.99%	1.18%	1.26%	1.18%
Total NPAs to loans plus OREO(2)	2.74%	2.77%	1.91%	1.93%	1.81%
Reserve for loan losses to non-accrual loans	.7x	.8x	1.1x	1.0x	1.0x

Loans past due 90 days and still accruing(3)	$6,081	$7,569	$3,539	$4,637	$4,115

Loans past due 90 days to loans(2)	.14%	.18%	.08%	.12%	.10%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At December 31, 2009, loans past due 90 days and still accruing includes premium finance loans of $2.4 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	At December 31, 2009, non-performing assets include $2.6 million of mortgage warehouse loans, which were transferred to the loans held for investment portfolio at lower of cost or market, and some were subsequently moved to OREO.

(5)	At December 31, 2009, OREO balance is net of $6.6 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
(Dollars in thousands)	2009	2009	2009	2009	2008

Interest income
Interest and fees on loans	$62,174	$58,959	$56,455	$51,912	$54,814
Securities	2,957	3,226	3,544	3,851	4,031
Federal funds sold	2	5	9	15	27
Deposits in other banks	4	7	5	28	1

Total interest income	65,137	62,197	60,013	55,806	58,873
Interest expense
Deposits	8,560	8,916	8,769	11,579	16,075
Federal funds purchased	460	586	740	618	1,046
Repurchase agreements	11	14	14	14	79
Other borrowings	76	125	570	1,178	1,353
Trust preferred subordinated debentures	924	990	1,118	1,200	1,608

Total interest expense	10,031	10,631	11,211	14,589	20,161

Net interest income	55,106	51,566	48,802	41,217	38,712
Provision for loan losses	10,500	13,500	11,000	8,500	11,000

Net interest income after provision for loan losses	44,606	38,066	37,802	32,717	27,712
Non-interest income
Service charges on deposit accounts	1,490	1,658	1,614	1,525	1,133
Trust fee income	979	1,000	952	884	1,036
Bank owned life insurance (BOLI) income	464	418	423	274	315
Brokered loan fees	2,221	2,120	2,670	2,032	1,074
Equipment rental income	1,357	1,291	1,453	1,456	1,482
Other	1,300	646	304	729	910

Total non-interest income	7,811	7,133	7,416	6,900	5,950
Non-interest expense
Salaries and employee benefits	19,631	19,569	18,000	16,219	14,688
Net occupancy expense	2,986	3,164	3,387	2,754	2,534
Leased equipment depreciation	1,031	1,050	1,115	1,123	1,142
Marketing	1,119	705	655	555	882
Legal and professional	3,030	3,274	3,291	2,251	2,793
Communications and data processing	993	935	979	836	832
FDIC insurance assessment	1,972	1,452	3,493	1,547	643
Allowance and other carrying costs for OREO	6,377	2,390	378	1,200	873
Other	5,657	4,528	4,075	3,821	4,056

Total non-interest expense	42,796	37,067	35,373	30,306	28,443

Income from continuing operations before income taxes	9,621	8,132	9,845	9,311	5,219
Income tax expense	3,194	2,779	3,363	3,186	1,732

Income from continuing operations	6,427	5,353	6,482	6,125	3,487
Loss from discontinued operations (after-tax)	(55)	(41)	(44)	(95)	(100)

Net income	6,372	5,312	6,438	6,030	3,387
Preferred stock dividends	—	—	4,453	930	—

Net income available to common stockholders	$6,372	$5,312	$1,985	$5,100	$3,387

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations

	4th Quarter 2009			3rd Quarter 2009			2nd Quarter 2009			1st Quarter 2009			4th Quarter 2008
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Average	Average	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(Dollars in thousands)	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Balance	Balance	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$230,686	$2,560	4.40%	$247,936	$2,813	4.50%	$280,372	$3,124	4.47%	$321,802	$3,431	4.32%	$313,992	$3,610	4.57%
Securities — Non-taxable(2)	42,932	611	5.65%	44,642	635	5.64%	45,901	646	5.64%	46,055	646	5.69%	46,272	648	5.57%
Federal funds sold	5,550	2	0.14%	6,782	5	0.29%	5,649	9	0.64%	14,923	15	0.41%	23,050	27	0.47%
Deposits in other banks	12,916	4	0.12%	12,649	7	0.22%	12,268	5	0.16%	11,207	28	1.01%	5,761	1	0.07%
Loans held for sale	601,793	7,286	4.80%	539,889	6,836	5.02%	656,462	7,727	4.72%	587,401	6,487	4.48%	316,409	4,441	5.58%
Loans held for investment	4,384,692	54,888	4.97%	4,264,202	52,123	4.85%	4,124,937	48,728	4.74%	4,022,180	45,425	4.58%	3,875,586	50,373	5.17%
Less reserve for loan losses	68,177	—	—	56,429	—	—	51,601	—	—	46,686	—	—	38,145	—	—

Loans, net of reserve	4,918,308	62,174	5.02%	4,747,662	58,959	4.92%	4,729,798	56,455	4.78%	4,562,895	51,912	4.61%	4,153,850	54,814	5.25%

Total earning assets	5,210,392	65,351	4.98%	5,059,671	62,419	4.89%	5,073,988	60,239	4.76%	4,956,882	56,032	4.58%	4,542,925	59,100	5.18%
Cash and other assets	243,823			245,564			251,960			238,723			218,335

Total assets	$5,454,215			$5,305,235			$5,325,948			$5,195,605			$4,761,260

Liabilities and Stockholders’ Equity
Transaction deposits	$180,767	$85	0.19%	$144,944	$58	0.16%	$135,756	$55	0.16%	$129,850	$44	0.14%	$103,111	$67	0.26%
Savings deposits	1,620,659	3,569	0.87%	1,377,712	3,090	0.89%	974,275	2,003	0.82%	745,355	1,420	0.77%	729,337	2,350	1.28%
Time deposits	1,111,899	3,454	1.23%	1,284,220	4,245	1.31%	1,082,691	5,105	1.89%	1,277,824	8,066	2.56%	1,405,426	10,603	3.00%
Deposits in foreign branches	401,661	1,452	1.43%	404,545	1,523	1.49%	394,251	1,606	1.63%	444,549	2,049	1.87%	555,573	3,055	2.19%

Total interest bearing deposits	3,314,986	8,560	1.02%	3,211,421	8,916	1.10%	2,586,973	8,769	1.36%	2,597,578	11,579	1.81%	2,793,447	16,075	2.29%
Other borrowings	607,731	547	0.36%	724,127	725	0.40%	1,404,881	1,324	0.38%	1,367,691	1,810	0.54%	881,868	2,478	1.12%
Trust preferred subordinated debentures	113,406	924	3.23%	113,406	990	3.46%	113,406	1,118	3.95%	113,406	1,200	4.29%	113,406	1,608	5.64%

Total interest bearing liabilities	4,036,123	10,031	0.99%	4,048,954	10,631	1.04%	4,105,260	11,211	1.10%	4,078,675	14,589	1.45%	3,788,721	20,161	2.12%
Demand deposits	914,266			764,557			724,487			636,704			566,513
Other liabilities	18,787			15,617			18,899			23,619			21,323
Stockholders’ equity	485,039			476,107			477,302			456,607			384,703

Total liabilities and stockholders’ equity	$5,454,215			$5,305,235			$5,325,948			$5,195,605			$4,761,260

Net interest income		$55,320			$51,788			$49,028			$41,443			$38,939
Net interest margin			4.21%			4.06%			3.88%			3.39%			3.41%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.